UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                                    FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): November 21, 2000


                            TRIARC COMPANIES, INC.
                            -----------------------
              (Exact Name of Registrant as Specified in Charter)


             Delaware              1-2207                 38-0471180
             --------              ------                 ----------
          (State or other         (Commission            (IRS Employer
          jurisdiction of         File Number)           Identification No.)
          incorporation)


                         280 Park Avenue
                       New York, New York               10017
                   -------------------------            -------
            (Address of Principal Executive Offices)    (Zip Code)


      Registrant's telephone number, including area code:  (212) 451-3000




                         -----------------------------
                       (Former Name or Former Address, if
                          Changed Since Last Report)


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits

      99.1  Press release dated November 22, 2000.





                                     SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TRIARC COMPANIES, INC.



Date: November 22, 2000                  By: STUART I. ROSEN
                                             ---------------------
                                             Stuart I. Rosen
                                             Senior Vice President
                                             and Secretary


                                    Exhibit Index

Exhibit

No.             Description                               Page No.
--------        -----------                               --------


 99.1     Press release dated November 22, 2000.